                                                                    EXHIBIT 99.2

AUDITED FINANCIAL STATEMENTS OF HEALTHCALC.NET, INC. AS OF DECEMBER 31, 2004 AND 2003, AND FOR THE YEAR ENDED DECEMBER 31, 2004.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and
Stockholders of Health Fitness Corporation

We have audited the accompanying balance sheets of HealthCalc.Net, Inc. (Company) as of December 31, 2004 and 2003, and the related statements of operations, stockholders' equity (deficit), and cash flows for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HealthCalc.Net, Inc. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ WEAVER AND TIDWELL, L.L.P.

Dallas, Texas
December 23, 2005

HEALTHCALC.NET, INC.

BALANCE SHEETS
DECEMBER 31, 2004 AND 2003

                                                                                2004                 2003
                                                                              ---------            ---------
ASSETS
CURRENT ASSETS
     Cash                                                                     $ 234,045            $ 239,290
     Trade accounts receivable, less allowances of $0                           122,171              138,587
     Prepaid expenses and other                                                   2,495                6,316
                                                                              ---------            ---------
                 Total current assets                                           358,711              384,193

PROPERTY AND EQUIPMENT, net                                                      38,559               38,833
                                                                              ---------            ---------
                                                                              $ 397,270            $ 423,026
                                                                              =========            =========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
     Trade accounts payable                                                   $  96,825            $ 304,694
     Other accrued liabilities                                                   60,649               29,870
     Line of credit                                                              29,452               32,555
     Deferred revenue                                                           239,093               57,945
                                                                              ---------            ---------
                 Total current liabilities                                      426,019              425,064

COMMITMENTS & CONTINGENCIES                                                          --                   --

STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock, $0.01 par value; 1,000,000 shares
          authorized; 500,000 shares issued and 450,000
          shares outstanding                                                      5,000                5,000
     Accumulated deficit                                                        (33,249)              (6,538)
     Treasury stock, 50,000 shares at cost                                         (500)                (500)
                                                                              ---------            ---------
                                                                                (28,749)              (2,038)
                                                                              ---------            ---------
                                                                              $ 397,270            $ 423,026
                                                                              =========            =========

The accompanying notes are an integral part of these financial statements.

HEALTHCALC.NET, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                                                              2004
                                                                           ----------
REVENUE                                                                    $1,876,470

COSTS OF REVENUE                                                              538,296
                                                                           ----------

GROSS PROFIT                                                                1,338,174

OPERATING EXPENSES
     Salaries                                                               1,091,200
     Other selling, general and administrative                                275,261
                                                                           ----------
                                                                            1,366,461
                                                                           ----------

OPERATING LOSS                                                                (28,287)

OTHER INCOME (EXPENSE)
     Interest expense                                                          (4,537)
     Other                                                                      6,113
                                                                           ----------

LOSS BEFORE INCOME TAXES                                                      (26,711)

INCOME TAX EXPENSE (BENEFIT)                                                       --
                                                                           ----------

NET LOSS                                                                   $  (26,711)
                                                                           ==========

The accompanying notes are an integral part of these financial statements.

HEALTHCALC.NET, INC.

STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
YEAR ENDED DECEMBER 31, 2004

                                                                                               Total
                                              Common Stock                                 Stockholders'
                                         -----------------------   Accumulated  Treasury      Equity
                                          Shares          Amount     Deficit     Stock       (Deficit)
                                         -------         -------   -----------  --------   -------------
BALANCE AT JANUARY 1, 2004               500,000         $ 5,000   $    (6,538) $   (500)  $      (2,038)

Net loss                                      --              --       (26,711)       --         (26,711)
                                         -------         -------   -----------  --------   -------------

BALANCE AT DECEMBER 31, 2004             500,000         $ 5,000   $   (33,249) $   (500)  $     (28,749)
                                         =======         =======   ===========  ========   =============

The accompanying notes are an integral part of these financial statements.

HEALTHCALC.NET, INC.

STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2004

                                                                                                2004
                                                                                              ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                                                                   $ (26,711)
   Adjustment to reconcile net loss to net cash provided by  operating activities:
            Depreciation                                                                         11,978
            Change in assets and liabilities:
                 Trade accounts receivable                                                       16,416
                 Prepaid expenses and other                                                       3,821
                 Trade accounts payable                                                        (207,869)
                 Other accrued liabilities                                                       30,779
                 Deferred revenue                                                               181,148
                                                                                              ---------
                     Net cash provided by operating activities                                    9,562

CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchases of property and equipment                                                          (11,704)
                                                                                              ---------
                     Net cash used in investing activities                                      (11,704)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net repayments under line of credit                                                           (3,103)
                                                                                              ---------
                     Net cash used in financing activities                                       (3,103)
                                                                                              ---------

NET DECREASE IN CASH                                                                             (5,245)

CASH AT BEGINNING OF YEAR                                                                       239,290
                                                                                              ---------
CASH AT END OF YEAR                                                                           $ 234,045
                                                                                              =========

SUPPLEMENTAL CASH FLOW INFORMATION:

            Cash paid for interest                                                            $   4,537

The accompanying notes are an integral part of these financial statements.

HEALTHCALC.NET, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003
YEAR ENDED DECEMBER 31, 2004

1.    NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Business - HealthCalc.Net, Inc. (the "Company"), is a leading provider of web-based fitness, health management and wellness programs to corporations, health care organizations, physicians and athletic/fitness centers. The Company's web-based platform provides customers with a variety of tools and resources to identify opportunities to impact health care costs through lifestyle improvement programs for individuals. The web-based platform allows individuals to take periodic online health assessments, track daily exercise results, receive online health coaching and obtain access to the latest health information and education in an internet-based environment.

      The Company is a Subchapter S corporation organized under the laws of the State of Texas.

      Cash - The Company maintains its cash account at one financial institution. The Company has not experienced any losses in such account and believes it is not exposed to any significant credit risk on cash. The Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents.

      Trade and Other Accounts Receivable - Trade accounts receivable represent amounts due from companies and individuals for services and products. The Company grants credit to customers in the ordinary course of business, but generally does not require collateral or any other security to support amounts due. Management performs ongoing credit evaluations of customers. The Company determines its allowance for discounts and doubtful accounts by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the customer's current ability to pay its obligation to the Company, and the condition of the general economy and the industry as a whole. The Company writes off accounts receivable when they become uncollectible, and payments subsequently received on such receivable are credited to the allowance.

      Property and Equipment - Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the useful lives of the assets.

      Revenue Recognition - Revenue is recognized at the time the service is provided to the customer. The Company determines its allowance for discounts by considering historical discount history and current payment practices of its customers. For annual contracts, monthly amounts are recognized ratably over the term of the contract. Certain services provided to the customer may vary on a periodic basis and are invoiced to the customer in arrears. The revenues relating to theses services are estimated in the month that the service is performed.

      Amounts received from customers in advance of providing the services of the contract are treated as deferred revenue and recognized when the services are provided. Amounts received from new customers for website activation fees are treated as deferred revenue and recognized over a period of three years, which is the estimated life of a new customer.

      Advertising - The Company expenses advertising costs as they are incurred. Advertising expense for the period ended December 31, 2004 was $20,085.

HEALTHCALC.NET, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003
YEAR ENDED DECEMBER 31, 2004

      Fair Values of Financial Instruments - Due to their short-term nature, the carrying value of the Company's current financial assets and liabilities approximates their fair values. The fair value of long-term obligations, if recalculated based on current interest rates, would not significantly differ from the recorded amounts.

      Use of Estimates - Preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Stock-Based Compensation - In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure - an amendment of SFAS No. 123." This Statement amends SFAS No. 123, "Accounting for Stock-Based Compensation," to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The Company accounts for stock-based compensation using Accounting Principles Board (APB) Opinion No. 25, "Accounting for Stock Issued to Employees" and has not adopted the recognition provisions of SFAS No. 123, as amended by SFAS No. 148. The exercise price of options granted under the stock option plan (Note 6) is equal to the market price of the underlying stock on the date of grant. Therefore, no compensation cost was recorded under APB No. 25.

      If the Company had determined compensation cost for the stock-based compensation plan in accordance with the fair value method prescribed by SFAS No. 123, proforma net loss for the year ended December 31, 2004 would have been as follows:

                                                        2004
                                                      --------
Net loss, as reported                                 $(26,711)
Stock-based employee compensation expense,
   net of related tax effects                           (2,820)
                                                      --------

Net loss, proforma                                    $(29,531)
                                                      ========

      The weighted average fair value of options granted during 2004 was $0.05. The fair of each option on the date of grant was estimated using the Black-Scholes option pricing model with the following assumptions:

Risk free rate of return                                            0.93%-1.20%
Expected life of option                                               6 years
Expected volatility                                                     N/A
Dividend yield                                                          None

HEALTHCALC.NET, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003
YEAR ENDED DECEMBER 31, 2004

2.    PROPERTY AND EQUIPMENT

      Property and equipment consists of the following:

                                                                December 31,
                                    Useful            --------------------------------
                                     Life               2004                    2003
                                    -------           --------                --------
Computer equipment                  5 years           $ 60,288                $ 48,583
Office furniture                    5 years              6,065                   6,065
                                                      --------                --------
                                                        66,353                  54,648
Less accumulated depreciation                           27,794                  15,815
                                                      --------                --------
                                                      $ 38,559                $ 38,833
                                                      ========                ========

3.    FINANCING

      The Company maintains two lines of credit totaling $129,000 with Wells Fargo Bank N.A to provide the Company with general working capital. The lines of credit bear interest at 14.50%. The Company is required to make minimum monthly payments as determined by Wells Fargo.

      Line of credit balances are as follows:

                                               December 31,
                                      --------------------------------
                                        2004                    2003
                                      --------                --------
Wells Fargo Bank N.A.                 $ 29,452                $ 32,555
                                      ========                ========

4.    COMMITMENTS AND CONTINGENCIES

      Leases - The Company leases office space under an operating lease that expires on June 30, 2008. Costs incurred under this operating lease are recorded as rent expense and totaled approximately $40,500 for the year ended December 31, 2004.

      Minimum rent payments due under operating leases are as follows:

Years ending December 31:
      2005                    $ 54,655
      2006                      75,672
      2007                      82,734
      2008                      44,394

HEALTHCALC.NET, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003
YEAR ENDED DECEMBER 31, 2004

5.    BENEFIT PLAN

      The Company maintains a SIMPLE-IRA Plan whereby employees may contribute pre-tax wages to the Plan up to a maximum of $10,000 for 2005. The Company matches 100% of an employee's contributions up to a maximum of 3% of the employee's wages. The Company's contributions totaled $22,217 for the year ended December 31, 2004.

6.    EQUITY

      Stock Options - The Company maintains a stock option plan for the benefit of certain eligible employees of the Company. Generally, the options outstanding are granted at prices equal to the market value of the stock on the date of grant, vest on a straight line basis over five years and expire six years from the date of grant.

      A summary of the stock option activity is as follows:

                                                           Weighted
                                           Number of        Average
                                            Shares       Exercise Price
                                           ---------     --------------
Outstanding at January 1, 2004               62,450          $1.00
   Granted                                   31,500          $1.00
                                             ------
Outstanding at December 31, 2004             93,950          $1.00
                                             ======

      At December 31, 2004, 38,260 option shares were exerciseable at a weighted average exercise price of $1.00 per share.

7.    INCOME TAXES

      Since the Company is organized as a Subchapter S corporation, no income tax provision is maintained in the Company's accounting records. Any income or loss generated by the Company from operations flows directly to the owners of the business as ordinary income or loss.

8.    SIGNIFICANT CUSTOMER RELATIONSHIP

      At December 31, 2004, the Company had three customers that each provided more than 10% of its total revenue. On a combined basis, these customers provided approximately 50% of total revenues. The services provided to these customers include web-based technology services and on-site biometric screening services.

HEALTHCALC.NET, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004 AND 2003
YEAR ENDED DECEMBER 31, 2004

9.    RELATED PARTY TRANSACTION

      For the year ended December 31, 2004, the Company recorded management fee revenue of $17,500 related to payments received from E2 Consulting, L.L.C., a Texas limited liability company, whose principal business activities involve the maintenance and support of a desktop version of the Company's web-based software tools. Such management fee revenue was for technical consulting and development services provided by the Company. The principal owners of the Company are also the principal owners of E2 Consulting.

10.   SUBSEQUENT EVENTS

      On December 23, 2005, Health Fitness Corporation (HFC) acquired all of the outstanding capital stock of the business of the Company for $6 million in cash and stock with the potential for additional amounts to be paid under an earn-out provision based upon the Company achieving certain revenue objectives for calendar year 2006. Immediately prior to HFC's acquisition of the Company, E2Consulting, L.L.C. (described more in note 9 above) was merged with and into the Company for $70,000.